UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): September 28, 2015 (September 25, 2015)

ENDO INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36326	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the consummation of the Merger (as defined below), on September 25, 2015, certain subsidiaries of Endo International plc (the “Company”) entered into the Incremental Amendment (the “Incremental Amendment”) to the Credit Agreement, dated as of February 28, 2014 (as amended by Amendment No. 1 to Credit Agreement, dated as of June 12, 2015 (“Amendment No. 1”), the “Original Credit Agreement” and as further amended by the Incremental Amendment and as otherwise amended, amended and restated, restated, modified or supplemented from time to time, the “Credit Agreement”), by and among Endo Designated Activity Company (“Endo DAC”), Endo Management Limited, Endo Luxembourg Holding Company S.à r.l., Endo Luxembourg Finance Company I S.à.r.l., as borrower (the “Lux Borrower”), Endo LLC, as borrower (together with the Lux Borrower, the “Borrowers”), the lenders party thereto from time to time and Deutsche Bank AG New York Branch, as administrative agent, collateral agent, issuing bank and swingline lender. As of September 25, 2015 (the “Incremental Effective Date”), (i) an incremental term loan B facility in an aggregate principal amount of $2,800,000,000 (the “New Term Loan B Facility”) and (ii) an increase in the size of the revolving facility under the Credit Agreement to $1,000,000,000 (from $750,000,000) were made available to the Borrowers pursuant to the Incremental Amendment.

The New Term Loan B Facility will mature seven years after the Incremental Effective Date. The Borrowers may elect to pay interest on the New Term Loan B Facility based on an adjusted LIBOR rate plus 3.00% or an Alternate Base Rate (as defined in the Credit Agreement) plus 2.00%. The Borrowers used the proceeds of the New Term Loan B Facility to, among other things, (i) fund the transactions contemplated by the Merger Agreement (as defined below), (ii) repay outstanding loans and terminate commitments under the senior secured credit facility of Par Pharmaceutical Companies, Inc. (“Par Pharmaceutical”), (iii) redeem and/or satisfy and discharge Par Pharmaceutical’s outstanding 7 3⁄8% Senior Notes due 2020, (iv) refinance the existing $425,000,000 term loan B facility under the Original Credit Agreement and (v) pay fees and expenses related to the foregoing.

The foregoing descriptions of the Incremental Amendment and the Credit Agreement do not purport to be complete and are qualified in their entirety by reference respectively to the full text of the Incremental Amendment, a copy of which is attached as Exhibit 10.1, and to the full text of Amendment No. 1 (and its exhibit, the Amended Credit Agreement) which is attached as Exhibit 10.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2015 and which is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 25, 2015, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 18, 2015, by and among the Company, Par Pharmaceutical Holdings, Inc. (now renamed Par Pharmaceutical Companies, Inc.) (“Par”), Endo Health Solutions Inc., Endo Limited (now renamed Endo Designated Activity Company), Banyuls Limited (now renamed Hawk Acquisition Ireland Limited) (“Buyer”), Hawk Acquisition ULC (“Merger Sub”) and Shareholder Representative Services LLC, solely in its capacity as the Stakeholder Representative (as defined in the Merger Agreement), Merger Sub merged with and into Par, with Par continuing as the surviving entity and as an indirect wholly owned subsidiary of the Company (the “Merger”).

Upon consummation of the Merger, the Company indirectly acquired all of the outstanding shares of Par for aggregate consideration consisting of $6,500,000,000 in cash (subject to adjustment) and 18,075,411 ordinary shares, nominal value $0.0001, of the Company (each, a “Company Share”), as further described in the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on May 21, 2015 and incorporated herein by reference as Exhibit 2.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report is incorporated in its entirety by reference into this Item 2.03.

Item 3.02	Unregistered Sale of Equity Securities.

The information contained in Item 2.01 of this Current Report is incorporated by reference into this Item 3.02. The Company Shares were issued and sold pursuant to the Merger Agreement in reliance on an exemption provided by Section 4(a)(2) of the Securities Act.

Item 8.01	Other Events.

On September 28, 2015, the Company filed a prospectus supplement (“Prospectus Supplement”) to its effective shelf registration statement on Form S-3 (File No. 333-204657) filed with the Securities and Exchange Commission on June 2, 2015. The Company filed the Prospectus Supplement for the purpose of registering for resale up to 17,182,136 Company Shares issued pursuant to the Merger Agreement to investment funds affiliated with TPG Global, LLC, as former stockholders of Par (the “TPG Stockholders”). Pursuant to that certain Shareholders Agreement, dated as of May 18, 2015, by and among the Company and the TPG Stockholders, the TPG Stockholders have agreed not to sell any of their Company Shares for three months beginning on the date of the Merger without the prior written consent of the Company. Further, during the period beginning three months from the date of the Merger and ending six months from the date of the Merger, the TPG Stockholders may not sell, in the aggregate, Company Shares representing more than 2% of outstanding Company Shares at the beginning of such three month period, without the prior written consent of the Company. The opinion of A&L Goodbody relating to the validity of the Company Shares covered by the Prospectus Supplement is attached as Exhibit 5.1 hereto.

On September 28, 2015, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference. In addition, the Company provided supplemental information regarding the consummation of the Merger in connection with a presentation to investors. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) The historical financial information that is required by this Item is substantially the same as the historical financial information that was included in the Current Report on Form 8-K filed by the Company on June 2, 2015. Accordingly, no additional historical information is included herein.

(b) The pro forma financial information that is required by this Item is substantially the same as the pro forma information that was included in the Current Report on Form 8-K filed by the Company on August 7, 2015. Accordingly, no additional pro forma information is included herein.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 18, 2015, by and among Par Pharmaceuticals Holdings, Inc. (now renamed Par Pharmaceutical Companies, Inc.), Endo International plc, Endo Limited (now renamed Endo Designated Activity Company), Endo Health Solutions Inc., Banyuls Limited (now renamed Hawk Acquisition Ireland Limited), Hawk Acquisition ULC and Shareholder Representative Services LLC, solely as the Stakeholder Representative (as defined therein) (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Endo International plc on May 21, 2015)

5.1	Opinion of A&L Goodbody dated September 28, 2015

10.1	Incremental Amendment, dated as of September 25, 2015, by and among Endo Designated Activity Company, Endo Management Limited, Endo Luxembourg Holding Company S.à r.l., Endo Luxembourg Finance Company I S.à.r.l., as borrower, Endo LLC, as borrower, the subsidiary guarantors party thereto, the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent

99.1	Press Release of Endo International plc dated September 28, 2015

99.2	Investor Presentation of Endo International plc dated September 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDO INTERNATIONAL PLC

Date: September 28, 2015	By:	/s/ Matthew J. Maletta
	Name:	Matthew J. Maletta
	Title:	Executive Vice President, Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 18, 2015, by and among Par Pharmaceuticals Holdings, Inc. (now renamed Par Pharmaceutical Companies, Inc.), Endo International plc, Endo Limited (now renamed Endo Designated Activity Company), Endo Health Solutions Inc., Banyuls Limited (now renamed Hawk Acquisition Ireland Limited), Hawk Acquisition ULC and Shareholder Representative Services LLC, solely as the Stakeholder Representative (as defined therein) (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Endo International plc on May 21, 2015)

5.1	Opinion of A&L Goodbody dated September 28, 2015

10.1	Incremental Amendment, dated as of September 25, 2015, by and among Endo Designated Activity Company, Endo Management Limited, Endo Luxembourg Holding Company S.à r.l., Endo Luxembourg Finance Company I S.à.r.l., as borrower, Endo LLC, as borrower, the subsidiary guarantors party thereto, the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent

99.1	Press Release of Endo International plc dated September 28, 2015

99.2	Investor Presentation of Endo International plc dated September 28, 2015